PROPERTY # 38116
75 Joel Blvd.
Lehigh Acres, Florida 33936

FREESTANDING LEASE

1. PARTIES. This Freestanding Lease (the "Lease") is between Sered Joel LLC, a Florida limited liability company ("Landlord") and 7-Eleven, Inc., a Texas corporation ("Tenant"). All references herein to the "date of this Lease" or "Effective Date" shall refer to the later of Landlord's or Tenant's signature to this Lease as set forth on the signature page below.

2. PREMISES; DEVELOPMENT; DETENTION.

(a) Premises. Landlord grants and leases to Tenant and Tenant takes and leases from Landlord approximately 1.18 acres of land located at 75 Joel Blvd. in Lehigh Acres, Florida, as legally described in the attached Exhibit A (the "Premises") and shown on the site plan attached as Exhibit B (the "Site Plan"), together with the improvements to be located thereon including, without limitation, a building with approximately 3,010 square feet of floor area (the "Building") and the Motor Fuels Facility (as defined in Article 15(a) below). Exhibit A and Exhibit B have been initialed by the parties and are a part of this Lease. The Improvements shown on the Site Plan shall be constructed prior to the Outside Delivery Date (as defined in Article 48) in accordance with the Construction Addendum attached hereto and incorporated herein by this reference. Landlord further grants to Tenant, and its employees, suppliers, contractors, authorized representatives and invitees, the non-exclusive right to use any means of ingress and egress to property adjoining the Premises insofar as Landlord has the right to grant such use. Landlord and Tenant acknowledge and agree that as of the date of this Lease, Landlord does not own the Premises in fee simple, as further discussed in Article 46 below.

(b) Development. The Premises is part of a larger development as legally described in the attached Exhibit C (the "Development") and shown on the Site Plan. That portion of the Development other than the Premises is sometimes referred to herein as the "Adjacent Property". Landlord represents and warrants to Tenant that as of the date of this Lease, Landlord does not own the Development in fee simple, as further discussed in Article 46 below, but has a binding contract to purchase the Development, and shall pursue completion of such purchase in good faith, including enforcing Landlord's rights under such purchase contract.

(c) Detention. Landlord shall be responsible to construct a detention pond for the collection of stormwater drainage for Tenant's exclusive use on the Premises (the "Detention Pond"). The Detention Pond shall be adequate to receive all stormwater drainage for the Premises and shall be constructed as shown on the Site Plan and in accordance with Applicable Law. Landlord must obtain Tenant's consent to any changes Landlord desires to make to the plans for the Detention Pond or for

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the Premises or Site Plan. Tenant's consent shall not be unreasonably withheld, but in no event may any changes require material modification to Tenant's intended layout of the Building, the Motor Fuels Facility, parking areas or the driveways on the Premises. The completion of the Detention Pond shall be part of Landlord's Work.

3. TERM.

(a) Primary Term. Unless sooner terminated or extended as herein provided, the term of this Lease shall be for fifteen (15) years (the "Primary Term"). The Primary Term shall commence on the first day of the first calendar month following the earlier of (i) ninety (90) days after both Tenant has satisfied or waived the Initial Conditions Precedent (as defined in Article 22 below) and Landlord has delivered the Premises to Tenant in the condition required in this Lease and the Construction Addendum, or (ii) the date Tenant opens for business. Landlord and Tenant each agree that upon the other's written request they will execute and deliver an acceptance letter acknowledging the commencement date of the Primary Term, the Rent Commencement Date (as defined in Article 4 below) and the expiration date of the Primary Term. In no event shall the Primary Term commence prior to the date upon which all Initial Conditions Precedent have been waived or satisfied by Tenant and Landlord has delivered the Premises to Tenant in the condition required hereunder. In the event that Tenant is delayed in opening the Premises for business due to any act or omission of Landlord, its agents, contractors or employees, or as a result of any condition existing at the Premises as of the date of Landlord's delivery of the Premises to Tenant (a "Landlord Delay"), then the aforementioned ninety (90) day period shall be extended one (1) day for every day of Landlord Delay.

(b) Extended Terms. Landlord grants to Tenant five (5) successive options to extend the Primary Term upon the same terms, covenants and conditions of this Lease for five (5) years for each option (each, an "Extended Term"), any of which may be exercised so long as Tenant is not in default under this Lease beyond any applicable notice and cure periods. The word "Term" as hereinafter used shall refer to the Primary Term as extended by any one or more Extended Terms. If Tenant elects to exercise one or more options, Tenant shall notify Landlord at least one hundred eighty (180) days prior to the expiration of the then current Term.

4. RENT. Commencing on the Rent Commencement Date and continuing thereafter for each and every month during the Term, Tenant agrees to pay Landlord monthly rent in the amounts set forth in the table below, plus applicable taxes on rent if any, in advance on or before the fifth day of each month unless abated or diminished as provided herein. The "Rent Commencement Date" is defined as the earlier to occur of ninety (90) days after Landlord's Delivery Date and the date Tenant opens for business. In no event shall the Rent Commencement Date occur prior to the date upon which all Initial Conditions Precedent have been waived or satisfied by Tenant and Landlord has delivered the Premises to Tenant in the condition required hereunder.

Should the Rent Commencement Date occur on a day other than the first day of a calendar month, monthly rent shall be apportioned for that month only and shall be payable together with the monthly rent for the first full month of the Term. Monthly rent shall be paid by Tenant to Landlord either (at Tenant's election) (i) by check and sent ordinary first class mail to Landlord at the address set forth in Article 32 below, or (ii) by electronic funds transfer to Landlord to an account as Landlord shall designate in writing promptly upon written request from Tenant.

Primary Term	Monthly Rent	Annual Rent
Years 1-5	$13,083.33	$157,000.00
Years 6-10	$14,391.67	$172,700.00
Years 11-15	$15,830.83	$189,970.00
Extended Terms	**Monthly Rent**	**Annual Rent**
Years 16-20	$17,413.92	$208,967.00
Years 21-25	$19,155.31	$229,863.70
Years 26-30	$21,070.84	$252,850.07
Years 31-35	$23,177.92	$278,135.08
Years 36-40	$25,495.72	$305,948.59

The term "Year" or "Years" as used in the table above shall mean a period of twelve (12) consecutive months, beginning on the commencement of the Primary Term as provided in Article 3(a) above, as to the first Year, and any anniversary thereof as to subsequent Years.

5. USE.

(a) Generally. Subject to compliance with Applicable Law (as defined in Article 5(b) below), the Premises may be used up to twenty-four (24) hours per day for the retail sale, rental or provision of merchandise and services customarily sold, rented or provided from time to time, at stores operated or franchised by Tenant or at supermarkets or grocery markets of any type and character operated within the supermarket or grocery industry as of the date of this Lease or in the future and including product lines, services and special features or departments included in such grocery markets or supermarkets, including but not limited to groceries, produce, sundries, meat, dairy, delicatessen, ready-to-eat, made to order, and take-out food products for on or off-premise consumption, beer, wine and alcoholic beverages (subject to obtaining the required permits and approvals therefore from the applicable governmental authorities), motor fuels and petroleum products, financial (including automated teller, banking wire transfer and check cashing services) and ticketing services, cellular devices and related products, phone cards, movies and video games, automotive products, donuts and other types of pastry products, cigarettes and other tobacco products, including e-cigarettes and vaporizers, magazines, lottery, money orders, pay telephones, air and water stations, propane and related equipment, or any other lawful purpose. Nothing herein shall require Tenant to continuously operate at the Premises.

(b) Applicable Law. For the purposes of this Lease, the term "Applicable Law" shall be defined as and shall mean all federal laws, rules and regulations (including the ADA), and all state, county and municipal or other local codes, regulations, requirements and ordinances applicable to the Premises, including any requirements of the local fire marshal and/or building inspector.

6. UTILITIES. Landlord shall provide to the Building electric, gas (if applicable), water, sewer, cable, and telephone utility systems in good operating condition. Tenant agrees to pay all charges for all utilities used by Tenant on the Premises. Tenant will be responsible for ensuring that all billing statements for all utilities will be mailed directly to Tenant for payment. If Landlord receives utility

billing statements, Landlord shall promptly forward same to Tenant for payment and shall cooperate with Tenant to facilitate having such statements thereafter sent directly to Tenant. Landlord shall pay all water tap fees and electrical and gas hookup fees, if applicable, related to the construction of the Premises.

7. TAXES.

(a) Generally. Tenant agrees to pay all taxes levied upon its personal property, including trade fixtures and inventory, located on the Premises. Tenant shall reimburse Landlord for all taxes and assessments levied against the Premises during the Term after presentation to Tenant by Landlord of actual tax statements or copies thereof (which show the tax rate, assessed value, breakdowns of direct assessments and penalties, if applicable) and receipts evidencing payment thereof from the taxing jurisdiction(s) in which the Premises are located. If an assessment that is payable in periodic installments is levied on the Premises, Tenant shall pay only those installments that are attributable to the Term. Tenant shall not be responsible for any assessments that are pending, levied, assessed, imposed or due on the Premises prior to the commencement of the Term. Taxes for the first and final year of the Term shall be prorated between Landlord and Tenant based on the commencement and expiration of the Term. Tenant shall pay only the lowest discounted amount and will not be required to pay any penalty, interest or cost resulting from Landlord's failure to pay such taxes and/or the delinquent payment of such taxes by Landlord.

(b) Statements. All tax statements submitted by Landlord hereunder shall be sent to Tenant's office at the address herein provided for in Article 32 below, to the attention of Tenant's Ad Valorem Tax Department. Tenant will not be liable for, and Landlord will forever forfeit all rights to recover, such taxes and assessments if presentation of statements and corresponding receipts evidencing payment thereof are not made to Tenant in the manner set forth above within twelve (12) months after the applicable date of delinquency. Landlord shall, if possible, direct the taxing jurisdiction(s) to send tax statement(s) directly to Tenant. Landlord shall promptly notify Tenant in writing when it has so directed such taxing jurisdiction(s).

(c) Contesting Taxes. Landlord further agrees that Tenant, at Tenant's sole expense, may contest any taxes before any taxing jurisdiction or maintain any necessary legal action in reference to the taxes or for the recovery of any taxes paid. Landlord agrees to execute any documents reasonably required by Tenant in connection with any such contest. Landlord agrees to provide Tenant with copies of all notices concerning the tax status of the Premises. Landlord agrees to promptly provide Tenant with copies of annual tax valuation assessments for the Premises so that Tenant may determine whether or not to contest the valuation or taxes assessed for the Premises.

(d) Prior to Premises Being Separate Tax Parcel. For any period in which the Premises is not a separate tax parcel with a separate tax parcel number, Tenant shall reimburse Landlord for all real estate taxes and assessments levied against the Premises after presentation to Tenant by Landlord of actual tax statements or copies thereof (which show the tax rate, assessed value, breakdowns of direct assessments and penalties, if applicable) and receipts evidencing payment thereof from the taxing jurisdiction(s) in which the Premises are located. Taxes and assessments for the tax parcel of which the Premises are a part shall be apportioned between Landlord and Tenant on a pro rata basis based on (i) a percentage of the total amount of taxes levied against the land in the tax parcel containing the Premises, which percentage shall be determined by dividing

the amount of square feet of land within the Premises by the total square footage of all land in the tax parcel containing the Premises, and (ii) a percentage of the total amount of taxes levied against the buildings constructed in the tax parcel containing the Premises, which percentage shall be determined by dividing the amount of square feet of space in the building which is a part of the Premises by the total amount of square feet of building space in the in the tax parcel containing the Premises. However, if Tenant shall determine that in the appraisal the assessor(s) used a lower price per square foot on the portion of the building which is a part of the Premises than on the balance of the buildings and/or that the land occupied by Tenant is appraised on a basis lower than that used for the balance of the land which is a part of the Premises, Tenant may show evidence of said lower appraisal to Landlord and use said lower appraisal times the percentage of assessment and the current tax rate as a basis for reimbursement to Landlord. All taxes and assessments paid directly to the Landlord shall be paid in a fiduciary capacity and Landlord shall apply the same to the timely payment of such impositions, but no interest shall be paid thereon.

8. MAINTENANCE. Commencing on Landlord's Delivery Date and continuing thereafter throughout the Term, Landlord agrees to maintain, at Landlord's sole cost and expense, the following: (i) the foundation (including the slab) and structural soundness of the Premises, and (ii) the electrical, water, and sewer utility lines to the lines point of connection with the Building. Commencing on Landlord's Delivery Date and continuing thereafter throughout the Term, Tenant agrees to maintain, repair and replace, in good working condition, at Tenant's sole cost and expense the following in compliance with Applicable Law: (i) the interior and exterior non-structural portions of the Building including, without limitation, the electrical, plumbing, heating, ventilating and air conditioning equipment (the "HVAC"), (ii) the roof and roof membrane of the Building, (iii) all glass, (iv) Tenant's Signs (as defined in Article 43), (v) the landscaped areas and the parking and driveway areas; and (vi) the Motor Fuels Facility.

9. ALTERATIONS. Tenant may make such alterations or additions to the Premises, including, but not limited to, the store front, signs, mansard or marquee and non-weight bearing partitions, as Tenant may desire. Tenant shall not make any alterations involving structural, weight bearing changes without securing Landlord's written consent, which shall not be unreasonably withheld, conditioned or delayed. Such alterations or additions will be made by licensed, reputable contractors in accordance with Applicable Law and in a good workmanlike manner without cost to Landlord, and shall be free and clear of mechanics' and materialmen's liens, provided that if any such lien is filed, Tenant shall either promptly bond or discharge the same or it may contest the same in good faith. Landlord acknowledges that it is familiar with Tenant's retail operations, and Landlord agrees that Tenant may build out the Premises and install signage consistent with Tenant's then-current trade dress and other standards, subject to approval by Landlord as set forth in Article 23 below.

10. TRADE AND OTHER FIXTURES. Subject to the approval of local governing authorities and the acquisition of any required permits, Tenant may install or cause to be installed at its expense such equipment and trade and other fixtures as are reasonably necessary for the operation of its business (the "Fixtures"). The Fixtures may include, without limitation, HVAC, walk-in vault(s), a Motor Fuels Facility (as defined in Article 15 below), public pay telephones, propane tank rental storage area, a satellite dish and/or similar communications equipment and Tenant's sign panels (but not the actual signs). All Fixtures, whenever installed, shall remain personal property of Tenant, and title thereto shall continue in Tenant, regardless of the manner in which they may be attached or affixed. Tenant, at Tenant's expense, may at any time during the Term and/or upon the expiration of

the Term or earlier termination of this Lease, remove all or any portion of the Fixtures; provided, however, that Tenant shall remove the Motor Fuels Facility as provided in Article 15, and Tenant shall not remove the HVAC, any lights or sign structures or structural elements, which shall become the property of Landlord, without warranty. Tenant shall promptly repair any damage to the Premises caused by removal of any Fixtures. Any Fixtures not removed by Tenant within twenty (20) days following the expiration or earlier termination of the Lease and written demand from Landlord to remove same shall become the sole property of Landlord, and Tenant agrees to provide documentation as Landlord may reasonably request in connection with such transfer of the property to Landlord. Landlord hereby waives any landlord's lien which Landlord may have under Applicable Law with respect to the Fixtures.

11. PERMITS/LICENSES. Landlord shall apply for and obtain, at Landlord's sole cost and expense, all permits and licenses required in connection with the completion of Landlord's Work (as defined in the Construction Addendum). Landlord hereby grants to Tenant the right to apply for and obtain, in Landlord's name or otherwise, any permits or licenses required by applicable governmental authorities necessary or desirable for Tenant (i) to undertake any construction and/or perform maintenance, remodeling, alterations and repairs at the Premises, and (ii) to otherwise use the Premises in accordance with the terms and conditions of this Lease and Landlord agrees to execute any documents reasonably requested by Tenant in connection therewith, provided that Landlord shall have no obligation to incur any out-of-pocket cost or liability in connection with the same.

12. CASUALTY DAMAGE.

(a) Insured Casualty. If the Premises are damaged by any casualty or peril insured against in a standard fire and extended coverage insurance policy (such a casualty or peril being hereinafter referred to as an insured casualty or peril), Tenant shall promptly and diligently restore the Premises to the condition existing prior to the occurrence of the insured casualty or peril. Notwithstanding the foregoing, in the event that the Premises are materially damaged by any insured casualty or peril which renders the Premises unfit for the occupancy or use herein contemplated, in Tenant's commercially reasonable judgment, and there are less than twenty-four (24) months remaining in the Term or Extended Term, Tenant may, at its option, elect to terminate this Lease in lieu of performing the repairs required under this Article 12 and release and turn over to Landlord the insurance proceeds (or if self-insured, the amount required of Tenant to insure hereunder) as a result thereof.

(b) Uninsured Casualty. If, in the reasonable judgment of Tenant, the Premises are damaged and rendered substantially unfit for the occupancy or use herein contemplated by any casualty or peril other than an insured casualty or peril, Tenant may either restore the Premises to the condition existing prior to the occurrence of the uninsured casualty or peril at its expense, in which event all rental shall abate from the date of such occurrence until the Premises are so restored, provided that such abatement period will not exceed one hundred twenty (120) days and the term shall extend on a day for day basis for every day that rent abates, or Tenant may terminate this Lease effective as of the date of the occurrence of the casualty or peril. If, in the reasonable business judgment of Tenant, the Premises are not rendered substantially unfit for the occupancy or use herein contemplated by an uninsured casualty or peril, Tenant shall promptly and diligently restore the Premises at Tenant's expense to the condition existing prior to the occurrence of the

uninsured casualty or peril, and all rental shall abate from the date of such occurrence until the Premises are so restored, provided that such abatement period will not exceed ninety (90) days and the Term shall extend on a day for day basis for every day that rent abates.

(c) Self-Insurance. Since Tenant has numerous other properties as to which it is self-insured, it is agreed that Tenant may be a self-insurer as to the Premises with such self-insurance covering the same casualties and perils which would be insured against in a standard fire and extended coverage insurance policy; provided that on written request of Landlord, Tenant shall procure and maintain fire and extended coverage insurance on the Premises with a limit of at least 100% of its insurable value and naming Landlord and any mortgagee identified in writing to Tenant as a loss payee as their interests may appear.

(d) Tenant shall have no obligation to insure its personal property located on the Premises, but Landlord shall have no responsibility for any such personal property upon the occurrence of a casualty.

13. WAIVER OF SUBROGATION. If either party to this Lease sustains loss or damage to the Premises or the Fixtures, goods, wares, merchandise or any other property located thereon, from which it is protected by an insurance policy, then, to the extent such party is so protected, it waives any right of recovery from the other party. Each party agrees immediately to give to each insurance company which has issued to it a policy of fire and extended coverage property insurance written notice of terms of such mutual waivers, and to cause any such insurance policy to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverage by reason of such waivers.

14. INSURANCE. Tenant agrees, at Tenant's expense, to maintain in force continuously throughout the Term, and any Extended Term, (i) commercial general public liability insurance covering the Premises with combined single limit coverage of $2,000,000.00, (ii) a standard fire and extended coverage insurance policy with coverage equal to one hundred percent (100%) of the insurable replacement cost of the Building (naming Landlord and Landlord's lender, if any is requested by Landlord in written notice to Tenant, as additional loss payee under Tenant's insurance policy), and (iii) workers' compensation insurance as required by Applicable Law (including a waiver of rights of subrogation against Landlord). Tenant shall, upon Landlord's written request, furnish Landlord a certificate from the insurer evidencing such coverage and naming Landlord as additional insured under the policy but only as respects the Premises and only to the extent of liability resulting from occurrences arising out of the negligence of Tenant or its wholly owned subsidiaries, divisions, sublessees, assignee and employees. All policies of insurance provided for shall be issued by insurance companies qualified to do business in the state in which the Premises is located and rated B+/VII or better in the most current issue of "Best's Key Rating Guide." Notwithstanding the above, Tenant shall have the right to self-insure as to some or all of the risks covered by this Article, provided that Tenant maintains a net worth of not less than $75,000,000 and provides evidence of such net worth to Landlord upon receipt of Landlord's written request, not to be made more than once annually.

15. INDEMNITY. Commencing on the date of the full execution and delivery of this Lease and continuing thereafter throughout the Term, Tenant shall indemnify and hold Landlord harmless from any claim, liability, loss, cost or obligation asserted against Landlord by any third party, arising from

any damage or injury caused by the use or occupancy of the Premises by Tenant, its agents, employees or contractors, excepting in each case any such damages, injuries, claims, liabilities, losses, costs or obligations as shall result from the negligence or willful misconduct of Landlord, its agents, employees or contractors, or the failure of Landlord to perform any of its material obligations under the Lease. Landlord agrees to indemnify and hold Tenant harmless from any liability, loss, cost or obligation arising from the gross negligence or willful misconduct of Landlord, its agents, employees or contractors, or the failure of Landlord to perform its obligations under the Lease.

16. MOTOR FUELS.

(a) Generally. Tenant shall have the right to alter, add to, remove and/or replace all or any portion of the Motor Fuels Facility to be installed by Landlord as part of Landlord's Work. The term "Motor Fuels Facility" as used in this Lease shall include the following to the extent present: underground storage tanks ("USTs"), lines, dispensing pumps, meters and measuring devices, in-tank monitoring devices, Stage II vapor recovery systems, canopies, lights, intercommunication systems, elevated concrete islands and parking strips or pads, related electrical and piping systems, air and water stations and/or air-vac units. Tenant shall, upon expiration or earlier termination of this Lease, remove its Motor Fuels Facility. Tenant shall operate, maintain and remove the Motor Fuels Facility in compliance with Applicable Law. Tenant agrees, at its sole expense, to comply with all requirements of the appropriate governmental authorities regarding conditions determined to have resulted from Tenant's operation of the Motor Fuels Facility (the "Remedial Measures"). Landlord agrees to permit Tenant, its employees, agents, consultants and contractors to enter onto the Premises for ninety (90) days after the expiration or termination of this Lease to the extent necessary to satisfy Tenant's obligations under this Article 15. Upon conclusion of the Remedial Measures, to the extent affected by the performance of the Remedial Measures, Tenant shall restore the Premises to the condition substantially similar to that condition existing prior to the performance of the Remedial Measures including, but not limited to, the refilling of any excavation performed in the course of the Remedial Measures.

(b) Contributions. Landlord agrees that Tenant shall be entitled to any reimbursement or contribution from governmental authorities or any other third party for Remedial Measures (including site response testing, cleanup, monitoring, repairs or restoration activities) performed by Tenant, as currently permitted or as may be permitted in the future by Applicable Law, and Landlord agrees to execute all documents reasonably requested by Tenant in connection therewith.

17. ASSIGNMENT OR SUBLEASE. Tenant shall have the right to assign this Lease or sublease the whole or any part of the Premises upon Landlord's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed. Any assignment or sublease shall be subject to all of the terms, covenants and conditions of this Lease and Tenant shall remain primarily liable for the payment of rent and the performance of the terms, covenants and conditions of this Lease. Notwithstanding the foregoing, a franchise or a license to a franchisee or a licensee of some or all of Tenant's interest in the Premises shall not be considered an assignment or sublease for purposes of this Lease, nor shall a sale or transfer of corporate ownership between or among affiliates, or a sale or transfer of Tenant's stock be considered an assignment or sublease and shall be permitted without consent; provided, however, that in all such cases Tenant shall remain primarily liable for the payment of rent and the performance of the terms, covenants and conditions of this Lease.

18. EMINENT DOMAIN.

(a) Termination of this Lease. If pursuant to the exercise of the right of condemnation or eminent domain (i) all or substantially all of the Premises is taken or conveyed under threat of the exercising of such right, (ii) only a portion of the Premises, is so taken or conveyed and Tenant determines in its reasonable business judgment, that the remainder of the Premises is inadequate or unsatisfactory for its purposes, or (iii) Tenant's access to the Premises is materially reduced by such taking or conveyance and Tenant determines in its reasonable business judgment, that its access to the Premises is inadequate or unsatisfactory for its purposes, Tenant shall have the right to terminate this Lease, subject to Tenant's rights as set forth below. Such termination shall be effective on the date Tenant is required to give up its occupancy, use, or access, whichever is earlier. The termination of this Lease as provided above shall not operate to deprive Tenant of the right, and Landlord expressly grants to Tenant the right, to make a claim for an award in condemnation, or participate in an award, for loss of business goodwill, relocation expenses, Tenant's leasehold interest and/or lease bonus value, loss or damage to Fixtures and Improvements made by Tenant to the Premises, the value of Tenant's unexpired options to extend the Term, or any other claims that Tenant is permitted or elects to make, or to receive notices and participate in the condemnation proceedings, including any settlement negotiations, whether conducted prior to or after the filing of a condemnation proceeding. Tenant's rights under this Article 17(a) shall survive the expiration or earlier termination of this Lease.

(b) No Termination of this Lease. If this Lease is not terminated as provided herein, Landlord and Tenant shall agree upon an equitable reduction in the rent. If the parties fail to agree upon such reduction within sixty (60) days from the date Tenant is required to give up such occupancy, use or access, whichever is earlier, Landlord and Tenant shall each choose one arbitrator and the two arbitrators so chosen shall choose a third arbitrator. The decision of any two of the arbitrators concerning the rent reduction, if any, shall be binding on Landlord and Tenant and any expense of the arbitration shall be divided equally between Landlord and Tenant. Any such reduction in rent shall not constitute an election of remedies by Tenant nor deprive Tenant of the right to make a claim for an award in condemnation as set forth above or receive notices and participate in the condemnation proceedings, including any settlement negotiations.

19. ATTORNEYS' FEES. If suit is brought to enforce any terms, covenants or conditions of this Lease, the parties agree that the losing party shall pay the prevailing party's reasonable attorneys' fees, including reasonable attorneys' fees incurred in enforcing a judgment, which shall be fixed by the court and court costs. As used herein, the term "prevailing party" shall mean the party, which has succeeded upon a significant issue in the litigation and achieved a material benefit with respect to the claims at issue, taken as a whole.

20. DEFAULT.

(a) Tenant's Default. If Tenant defaults in the payment of the monthly rent, Landlord shall promptly notify Tenant in writing. Should Tenant fail to cure such default within fifteen (15) days after receipt of such notice, Landlord shall have the right to exercise one of the following options:

(i) Landlord may declare the forfeiture of this Lease by sending Tenant written notice thereof. Upon Tenant's receipt of such notice this Lease shall expire and terminate as fully and completely and with the same effect as if that date were fixed for the expiration of the Term and all rights of Tenant, including occupancy of the Premises, shall expire and Tenant shall be relieved of all liability for any future rent or any other sums otherwise due from the date of such termination; or

(ii) Landlord may reenter and repossess the Premises, removing all persons therefrom without prejudice to any remedies for arrears of monthly rent or any other sums otherwise due, or breach of any other covenants hereunder. Within a reasonable period of time following such reentry and repossession, Landlord shall make all reasonable efforts to relet the Premises for the account of Tenant on such terms and conditions (including rent) and for such uses as Landlord may reasonably determine in an effort to mitigate Landlord's damages as a result of Tenant's default hereunder. Landlord's obligation to mitigate shall be limited to using commercially reasonable efforts but shall not require Landlord to accept a reasonably undesirable tenant or unreasonable rent amount, or to expend any addition sums to entice a tenant to accept the space. Landlord shall collect and receive any rent or any other sums otherwise due which may be payable by reason of such reletting. Tenant shall be liable for and pay to Landlord all monthly rent or any other sums otherwise due up to and including the date of such reentry and repossession; and, thereafter, Tenant shall, until the end of what would otherwise have been the then current Term, be liable to Landlord for and shall pay to Landlord, all monthly rent or any other sums otherwise due less the net proceeds of any reletting as set forth herein, after deducting from such proceeds all of Landlord's reasonable expenses incurred in conjunction with such reletting. Tenant shall pay such monthly rent or any other sums otherwise due on the days on which they would be payable hereunder in the absence of Tenant's default.

If Tenant defaults in the performance of any of the terms, covenants and conditions of this Lease other than the payment of monthly rent, Landlord shall promptly notify Tenant in writing. If Tenant fails to cure such default within thirty (30) days after receipt of such notice, or if the default is of such character as to require more than thirty (30) days to cure and Tenant fails to commence to cure within thirty (30) days after receipt of such notice and thereafter to diligently proceed to cure such default within a reasonable amount of time based on the nature of the default, then in either such event Landlord may cure the default and Tenant shall promptly reimburse Landlord for any expenses incurred by Landlord, plus interest at the rate of eight percent (8%) per annum from the date of expenditure until reimbursement, or Landlord may pursue any action to compel cure from Tenant, but any such default shall not cause the forfeiture of this Lease or of Tenant's right of possession.

(b) Landlord's Default. If Landlord defaults in the performance of any of the terms, covenants and conditions of this Lease, Tenant shall promptly notify Landlord in writing. If Landlord fails to cure such default within thirty (30) days after receipt of such notice, or if the default is of such character as to require more than thirty (30) days to cure and Landlord fails to commence to cure within thirty (30) days after receipt of such notice and thereafter diligently proceed to cure such

default then, in either such event Tenant, at its option and to the extent permitted by the law of the jurisdiction in which the Premises are located, may do the following:

(i) cure such default and setoff or deduct any expense so incurred from the rent or other amounts due;

(ii) cancel and terminate this Lease, if the default materially and adversely impairs Tenant's business operations; and/or

(iii) bring an action against Landlord, at law or in equity, for actual damages and attorneys' fees only, arising out of such breach.

21. RIGHT OF FIRST REFUSAL.

(a) In no event may Landlord convey or transfer its interest in the Premises to another party before Landlord delivers the Premises to Tenant in the condition required under this Lease. At any time after Landlord delivers the Premises to Tenant in the condition required hereunder, if Landlord decides to market the Premises for sale (the "Offer to Sell"), Landlord grants Tenant a one-time option to purchase the Premises on the same terms and conditions as provided in the Offer to Sell, Landlord shall give Tenant written notice of the terms and conditions of the Offer to Sell in accordance with Article 32, enclosing a copy of the applicable offer and all other information and documentation reasonably necessary for Tenant's consideration of such offer (the "Offer Package"). Tenant may exercise the option to purchase at any time within ten (10) business days after receipt of the Offer Package (the "Acceptance Deadline").

22. INTENTIONALLY DELETED.

23. DUE DILIGENCE / CONDITIONS PRECEDENT.

(a) Conditions Precedent. Tenant and Landlord shall promptly proceed with reasonable diligence to satisfy each of the following conditions precedent (the "Initial Conditions Precedent"):

(i) Landlord having completed any necessary rezoning to permit Tenant's use of the Premises for the uses contemplated under this Lease;

(ii) all permits, licenses and approvals, with conditions reasonably acceptable to Tenant, required for the construction or installation of Tenant's standard self-service and/or full service Motor Fuels Facility (including but not limited to, pump islands, underground storage tanks and canopies) having been obtained by and at the expense of Landlord including, without limitation, approvals required under any applicable zoning, environmental, wetlands, subdivision control, sanitary, health, safety and land use laws and regulations;

(iii) all permits, licenses and approvals, with conditions reasonably acceptable to Tenant, required for the construction and use of Tenant's convenience store improvements and Motor Fuels Facility, and for installation of Tenant's Signs and the Directional Sign having been obtained by and at

the expense of Landlord, including, without limitation, approvals required under any applicable zoning, environmental, wetlands, subdivision control, sanitary, health, safety and land use laws and regulations;

(iv) all permits, licenses and approvals, with conditions reasonably acceptable to Tenant, required for twenty-four (24) hour convenience store operation having been obtained by and at the expense of Landlord including, without limitation, approvals required under any applicable zoning, environmental, wetlands, subdivision control, sanitary, health, safety and land use laws and regulations;

(v) all permits, including without limitation conditional use permits, licenses and approvals, with conditions acceptable to Tenant, required for the sale of groceries, produce, meat, dairy, delicatessen, ready-to-eat products, beer, wine, and alcoholic beverages for off-premise consumption, cigarettes and tobacco products (including e-cigarettes), financial services (including, without limitation, automatic teller machines), and sundries, having been obtained by and at the expense of Tenant;

(vi) samples, test borings, percolation, groundwater and other tests (including, but not limited to, testing for hydrocarbons, hazardous substances, toxic pollutants, and other contaminants (herein collectively "Hazardous Materials") being obtained by and at the expense of Landlord, showing environmental conditions satisfactory to Tenant and the appropriate governmental authorities. All reports, studies and findings issued in connection with this subsection shall be (i) performed by environmental consultants or professionals designated or approved by Tenant, (ii) performed in accordance with the testing and reporting guidelines, specifications and protocols established by Tenant, and (iii) certified to, and may be relied upon by, both Landlord and Tenant. Landlord shall report any condition revealed by such tests to the extent required by Applicable Law, and Tenant shall have no responsibility or liabilities therefor;

(vii) all Title Objections (as hereinafter defined) shall have been satisfied or waived as provided in Article 25, and all documents required to be executed under Article 25 shall have been executed by Landlord and all other necessary parties and delivered to Tenant;

(viii) Landlord having obtained the Survey (as defined in Article 25); and

(ix) full execution of any easement agreements and/or any covenants, conditions and restrictions, if reasonably required by Tenant (collectively the "Operational Documents").

Notwithstanding the provisions of this Article 23 or any other provisions of this Lease, if Tenant determines, in Tenant's commercially reasonable business judgment, at any time on or

before the Diligence Deadline that there is a reasonable likelihood that one or more of the Initial Conditions Precedent will not be satisfied, or that the development of the Premises (including access) and/or permitting for such development or Tenant's intended use shall be commercially and/or economically impractical, then Tenant shall have the right to terminate this Lease in accordance with the provisions of this Article 23. Notwithstanding the foregoing, should the Tenant terminate the Lease because it is unable to obtain permits, Landlord may notify Tenant in writing within ten (10) business days that Landlord desires to use efforts at its expense to obtain Tenant's permits and/or governmental approvals on Tenant's behalf. If Landlord notifies Tenant of same, Landlord shall have one hundred twenty (120) days from Tenant's termination notice to vitiate Tenant's termination. Each party shall fully cooperate with the other in seeking such permits, approvals and licenses, and in conducting such tests.

(b) Diligence Deadline. Tenant shall have four hundred twenty (420) days following the date of this Lease (the "Diligence Deadline") in which to satisfy or waive in writing the Initial Conditions Precedent (the "Tenant Satisfaction Notice"), provided, however, that Tenant may extend the Diligence Deadline by up to two (2) periods of sixty (60) days each if additional time is required. Such extension shall be effective upon Tenant's written notice to Landlord exercising same. If Tenant does not provide a Tenant Satisfaction Notice on or before the Diligence Deadline (as may have been extended as set forth above), this Lease may be terminated by either party upon written notice to the other at any time thereafter until such time that Tenant provides a Tenant Satisfaction Notice, provided that any such termination by Landlord shall be vitiated if Tenant delivers the Tenant Satisfaction Notice within five (5) business days of receipt of Landlord's notice of termination.

(c) Appeals. Should Tenant elect to appeal any adverse administrative ruling, initiate legal proceedings or defend any third party action to satisfy any of the Initial Conditions Precedent, the time period specified herein shall be extended for the period of time Tenant continues to pursue the satisfaction of same through such appeal or legal proceedings, but not more than an additional ninety (90) days.

(d) Access. Landlord hereby authorizes Tenant to enter the Premises at any time after the full execution and delivery of this Lease through the Diligence Deadline for the purposes of performing investigations and surveys in connection with Tenant's investigations under this Article 23. Except as otherwise expressly set forth herein, Tenant shall indemnify and hold Landlord harmless from any and all claims, demands, liabilities to third parties, damages and costs, including reasonable attorneys' fees, arising out of or resulting from any activity of Tenant, its agents, employees or representatives pursuant to this Article 23 (excluding losses, costs and expenses suffered or incurred by Landlord as a result of any conditions discovered by Tenant). This indemnity shall survive the expiration or earlier termination of this Lease.

24. ADDITIONAL CONDITION(S) PRECEDENT. In addition to the Initial Conditions Precedent set forth in Article 23 above, the completion of Landlord's Work pursuant to Article 48 and the Construction Addendum shall be (i) an additional condition precedent (the "Additional Condition Precedent") hereunder, and (ii) a condition of the Rent Commencement Date and the commencement of the Term as set forth in Article 3.

25. LEASEHOLD TITLE POLICY.

(a) Title; Survey. Tenant may, at Tenant's expense, obtain through Republic Title of Texas or a title company acceptable to Tenant (the "Title Company") preliminary title documentation for extended coverage leasehold title insurance, and a topographic survey (the "Survey") acceptable to Title Company for such title insurance and a report by a surveyor acceptable to Tenant locating and describing the Premises and certifying as to easements and encroachments. A preliminary title report or binder (the "Binder") shall be issued giving the current condition of title to the Premises, together with copies of all instruments necessary to fully explain the scope and effect of any matters listed as exceptions in the Binder whereby Title Company is bound to issue to Tenant or its nominee, for an amount acceptable to Tenant, an A.L.T.A. Title Insurance Policy-Standard Form 2006, or such other form as shall be acceptable to Tenant, with extended coverage (herein the "Title Policy").

(b) Title Objections. In the event the Binder or the Survey reflects any matters or conditions which Tenant determines will interfere with its intended development or use of the Premises, or the rights granted Tenant in this Lease, Tenant may so notify Landlord prior to the Diligence Deadline and Landlord shall undertake all reasonable efforts to cure such title objections (the "Title Objections") within twenty (20) days after receipt of such notice and to notify Tenant of the curative matters ("Landlord's Cure Notice"). Tenant shall have ten (10) additional business days after receipt of Landlord's Cure Notice to examine any curative matters. In the event Landlord is unable to cure to Tenant's satisfaction one or more Title Objections within such twenty (20) day period, Tenant may either (i) waive such uncured Title Objection, or (ii) terminate this Lease.

(c) Gap Matters. In addition, whether or not Tenant shall have previously objected to any such matters or conditions, Tenant may terminate this Lease in the event that there shall first arise during the period between the date of the Binder and Landlord's Delivery Date any matters or conditions which Tenant reasonably determines will interfere with its intended development or use of the Premises, or the rights granted Tenant in this Lease, and which Landlord does not cure within twenty (20) days after receipt of notice thereof from Tenant. Landlord covenants that it shall not at any time following Landlord's execution of this Lease place any encumbrance upon the title to the Premises without Tenant's prior written consent thereto.

(d) Additional Documents. Landlord agrees that promptly upon request it shall execute, record and deliver such documents as Title Company may require in order to establish Landlord's title to the Premises and in order to issue a Title Policy in form and substance acceptable to Tenant including, without limitation, a memorandum or short form lease as referenced in Article 33 hereof, Non-Disturbance Agreement(s) (as defined in Article 28(a)), and any matters required of Landlord by the Title Company in any "requirements" or similar portion of the Binder.

26. LANDLORD'S COVENANTS. Landlord covenants that it is a party to an enforceable contract to acquire good and marketable fee simple title to the Premises which is free of all leases and tenancies affecting the rights granted Tenant in this Lease. To Landlord's knowledge, information and belief, the Premises are free from Hazardous Materials.

27. ENVIRONMENTAL MATTERS.

(a) Landlord's Remedial Obligations. Landlord acknowledges that Landlord shall be liable to Tenant and under Applicable Law (and to the satisfaction of the appropriate governmental authorities) for the assessment and remediation of any Hazardous Materials existing on or beneath the Premises as of Landlord's Delivery Date, including any conditions disclosed by the tests undertaken pursuant to Article 23(a) (the "Landlord's Remedial Obligations").

(b) Access Agreement. If Landlord shall, at any time after the execution of this Lease, be required to perform Landlord's Remedial Obligations, Landlord and Tenant shall enter into an agreement reasonably satisfactory to Tenant containing the following terms and conditions and such other terms and conditions as the parties shall mutually agree (the "Access Agreement"):

(i) Tenant shall provide Landlord reasonable access to the Premises for the purpose of conducting Landlord's Remedial Obligations; provided that Landlord's Remedial Obligations shall be conducted by Landlord in a manner designed to cause the least possible interference with any ongoing construction by Tenant and the operation of the store and its business;

(ii) Landlord shall undertake Landlord's Remedial Obligations, including, without limitation, any and all investigations, remediation and disposal of contaminated soil and/or groundwater at Landlord's sole cost and expense and in accordance with all applicable federal, state and local laws, rules, regulations and ordinances;

(iii) Landlord shall properly repair any damage to and/or restore the Premises as a result of Landlord's Remedial Obligations;

(iv) indemnity by Landlord in connection with (i) Hazardous Materials and (ii) Landlord's Remedial Obligations;

(v) Landlord and its agents and contractors shall maintain insurance coverage(s) reasonably acceptable to Tenant; and

(vi) All reports and studies issued in connection with the performance of Landlord's Remedial Obligations shall be addressed to, and may be relied upon by, both Landlord and Tenant.

If the Landlord's Remedial Obligations are identified prior to the Rent Commencement Date, and Tenant or Landlord has not terminated this Lease pursuant to Article 23, then, prior to, and as a condition of the commencement of the Term, the parties shall execute and deliver the Access Agreement.

(c) Tenant Remedies. If Landlord shall fail to execute and deliver the Access Agreement or to perform or pay for its obligations (including the Landlord's Remedial Obligations) in accordance with this Article 27 or the Access Agreement within thirty (30) days after written notice from Tenant or commence to cure the same within such thirty (30) day period and diligently proceed to cure, Tenant may, at its sole option, elect to either (i) perform or pay for

such obligations as Landlord's agent, including executing manifests or reports and submissions to governmental authorities in Landlord's name, or (ii) terminate this Lease by notice to Landlord. If Tenant shall elect to perform or pay for such obligations, Tenant may withhold rent to the extent of expense incurred by Tenant in performing or paying for such obligations. Tenant may also withhold rent to the extent of any damages incurred by Tenant. Tenant shall not be deemed thereby to be in breach of this Lease, and such right of withholding rent shall not be deemed the exclusive remedy of, nor an election of remedies by, Tenant.

(d) ACM/PACM. Without limiting Landlord's Remedial Obligations, and as a condition to commencement of the Term, Landlord covenants that Landlord shall remove on or before Landlord's Delivery Date, any and all asbestos-containing materials ("ACM") as defined by the U.S. Environmental Protection Agency and/or presumed asbestos-containing materials ("PACM") as defined by the Occupational Safety and Health Administration, mold and/or lead-based paint which may be present in or at the Premises. All such removal, transportation and disposal of ACM, PACM, mold and/or lead-based paint shall be in accordance with all federal, state and local laws, rules, regulations and ordinances and at Landlord's sole cost and expense. Any such removal activity shall be coordinated with Tenant and Landlord shall use commercially reasonable efforts to minimize the interruption to Tenant's operations or construction. Landlord and Tenant agree to reasonably cooperate with each other in connection with such removal activity. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any and all claims, demands, damages, actions, orders, expenses or any other liability including attorney fees and costs, and from any resulting judgment, settlements, fines, or penalties for (i) personal injuries arising from exposure to ACM, PACM, mold and/or lead-based paint in or at the Premises, (ii) property damage arising from ACM, PACM, mold and/or lead-based paint released from the Premises, and (iii) cost of cleanup or containment of ACM, PACM, mold and/or lead-based paint in or at the Premises. Landlord's failure to comply with the provisions of this Article 27 shall be subject to the terms and conditions of Article 19(b) respecting Landlord's default under this Lease.

28. QUIET ENJOYMENT. Landlord represents and covenants that, upon paying the rent and performing the terms, covenants and conditions of this Lease, Tenant shall peaceably and quietly have, hold and enjoy exclusive possession of the Premises, all appurtenances belonging thereto, and all rights granted to Tenant by this Lease for the entire duration of the Term and any Extended Term without any hindrance or interference by Landlord or any person acting by, through or under Landlord or deriving rights through the Landlord. Notwithstanding anything to the contrary in this Lease, Landlord hereby represents and covenants that promptly upon receipt of written notice from Tenant of a violation of Tenant's rights to quiet enjoyment of the Premises under this Lease, Landlord shall take all reasonable actions necessary to restore Tenant's full rights to quiet enjoyment of the Premises, as provided herein. In the event that Tenant's full rights have not been restored within thirty (30) days following Landlord's receipt of such notice, and notwithstanding anything to the contrary in this Lease, Tenant shall be entitled to exercise any and all remedies permitted under this Lease, including under Article 19 pertaining to Landlord's default.

29. SUBORDINATION.

(a) Non-Disturbance Agreement. Tenant agrees that its leasehold interest in the Premises will be subordinate to the lien of any mortgages now on, or hereafter to be placed on, the

Premises; provided, as a condition precedent to such subordination, that each such mortgagee shall have delivered to a Tenant a non-disturbance agreement in form and substance reasonably satisfactory to Tenant in which each such mortgagee shall expressly covenant, that so long as Tenant is not in default under this Lease beyond any applicable notice and cure periods, Tenant's quiet possession of the Premises shall remain undisturbed, upon the terms, covenants and conditions stated herein, whether or not the mortgage is in default and notwithstanding any foreclosure or other action brought by the mortgagee ("Non-Disturbance Agreement"). Landlord represents and warrants that there are no mortgages or similar encumbrances affecting the Premises except as shown on Exhibit D. Provided that Landlord complies with the requirements of this Article, Tenant agrees to comply with reasonable requests for execution of documentation to effect the subordination of its leasehold interest subject to and in accordance with the terms of this Article 29. Notwithstanding the foregoing, Landlord shall deliver, prior to the commencement of the Term, Non-Disturbance Agreement(s) executed by any mortgagee(s) holding a mortgage or similar encumbrance affecting the Premises as of the commencement of the Term which has not previously executed a Non-Disturbance Agreement as provided in Article 23. Landlord shall be responsible for any and all fees charged by its lenders.

(b) Timing. The parties acknowledge and agree that since Landlord is not currently the fee owner of the Premises, it will not be feasible for Landlord to obtain a Non-Disturbance Agreement from any mortgagee holding a mortgage or similar encumbrance affecting the Premises as of the date of this Lease. If Tenant has provided Landlord with the Tenant Satisfaction Notice, then as a condition to this Lease, Landlord shall obtain a Non-Disturbance Agreement from any then-current mortgagee. Landlord shall obtain such Non-Disturbance Agreement(s) within forty-five (45) days after its receipt of the Tenant Satisfaction Notice.

30. BANKRUPTCY. Should Tenant make an assignment for the benefit of its creditors, or seek an order for relief under the United States Bankruptcy Code, Landlord, at its option, may terminate all rights of Tenant under this Lease, if permitted by Applicable Law.

31. CHANGE OF OWNERSHIP. Subject to Landlord's obligations as set forth in Article 20 above, Landlord shall provide Tenant written notice in the event Landlord conveys title to the Premises, or assigns Landlord's interest in this Lease to another party. Such notice shall include such party's tax identification number and shall be accompanied by documents (including a W-9 form or similar tax documents) which evidence the transfer of title or assignment of interest and the effective date thereof. After receipt of such notice, rent and other payments due and future notices to Landlord shall be given to the party designated therein and Tenant shall attorn to the new owner as substitute Landlord. Tenant shall, within thirty (30) days of receipt of request, execute for Landlord an estoppel certificate concerning the terms of this Lease, in form reasonably acceptable to Tenant, but no such request may be made of Tenant more than two (2) times in any twelve (12) month period.

32. NOTICES. Except as otherwise provided in Article 7 above, any notices required or permitted hereunder shall be in writing and delivered either in person to the other party or by United States Certified Mail, Return Receipt Requested, postage fully prepaid, or by a national overnight courier service furnishing a written record of delivery, such as FedEx or UPS, to the addresses set forth below or to such other address as either party may designate in writing and deliver as provided in this Article.

LANDLORD:

Sered Joel LLC
4819 Wood Point Way
Sarasota, Florida 34233
Attn: Christopher Kiritsis
(617) 510-1777 (Cell)
(941) 888-0097 (Office)
Tax Identification No. 81-3759825

TENANT:

Tax statements and support to:
7-Eleven, Inc.
P.O. Box 711
Dallas, Texas 75221-0711
Attn: Ad Valorum Tax, Store #________

ALL OTHER COMMUNICATIONS, INCLUDING ANY NOTICES OF DEFAULT, TO:
7-Eleven, Inc.
3200 Hackberry Road
Irving, Texas 75063
Attn: Corporate Real Estate, Store #________

33. RECORDATION. This Lease shall not be filed for public record. However, Landlord and Tenant shall execute and acknowledge a memorandum or short form lease (which will include Landlord's restriction on the transfer of the Premises prior to the date Landlord delivers the Premises to Tenant in the condition required under this Lease) which may be filed for record against the Premises by either party at any time after the execution of this Lease and Landlord's acquisition of the Premises, setting forth the parties, description of the Premises, Primary Term, Extended Terms, the purchase option and right of first refusal and purchase options, Tenant's rights under Article 11, and any other provisions mutually agreed upon.

34. BROKER. Landlord and Tenant covenant, warrant and represent that no broker has been involved in the negotiation or consummation of this Lease. Tenant and Landlord each agree to indemnify and hold the other harmless from and against all causes of action and liabilities arising out of a claim for a commission by any broker purporting to have acted on behalf of the indemnifying party.

35. FORCE MAJEURE. Neither party shall be required to perform any term, covenant or condition of this Lease so long as such performance is delayed or prevented by force majeure, which shall mean any acts of God, strike, lockout, material or labor restriction by any governmental authority, civil riot, and any other cause not reasonably within the control of such party and which by the exercise of due diligence such party is unable, wholly or in part, to prevent

or overcome. In no event shall insufficiency of funds required to perform any term, covenant or condition of this Lease be considered to constitute force majeure.

36. HOLDOVER. Subject to the terms and conditions of Article 15 pertaining to removal of the Motor Fuels Facility and performance of Remedial Measures, should Tenant remain in possession of the Premises after the expiration of the Term or the Extended Term, Tenant shall be deemed to be occupying the Premises as a month-to-month tenant, at a monthly rental equal to one hundred twenty percent (120%) of the rent payable during the last month of the Term.

37. GOVERNING LAW. The laws of the state in which the Premises are located shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision.

38. DUE AUTHORITY. Landlord and Tenant each warrant and represent, upon which warranty and representation the other party has relied in the execution of this Lease, that each party has full right and lawful authority to execute this Lease in the manner and upon the conditions and provisions herein contained, and that no consent to the execution of this Lease is required.

39. DELIVERY. Tenant's obligations under this Lease shall be conditioned upon Landlord's delivery of the Premises broom clean, free of all tenants and occupants, with all equipment and personal property removed, with Landlord's Work completed, and otherwise in compliance with the terms of this Lease and the Construction Addendum, including, without limitation, the provisions of Article 27 hereof. In no event shall the Rent Commencement Date occur or the Term commence until Landlord shall have so delivered the Premises.

40. DRAFTING. Landlord and Tenant agree that this Lease has been drafted and negotiated by both parties, and neither party shall be deemed to be the draftsperson for purposes of construing provisions of this Lease.

41. COMPLETE AGREEMENT. This Lease merges all prior negotiations and understandings between the parties and constitutes their complete agreement which is binding upon Landlord and the heirs, executors, administrators, successors and assigns of Landlord when executed by Landlord, and is binding upon Tenant, its successors and assigns, only if executed by a Vice President of Tenant, regardless of any written or verbal representation of any agent, manager or other employee of Tenant to the contrary. This Lease may only be amended by written agreement signed by Landlord and Tenant.

42. LIENS.

(a) Generally. Tenant shall at all times have the right to encumber, by mortgage or deed of trust, or other proper instrument in the nature thereof, as security for any actual bona fide debt, its leasehold estate hereby created, or any portion thereof, together with its right and interest in and to all buildings and improvements located on the Premises and its interest in any equipment located on the Premises, provided the foregoing shall not entitle Tenant to encumber Landlord's fee interest in the Premises.

(b) Mortgagees. If a mortgagee or trustee under a deed of trust shall notify the Landlord in writing that such mortgage or deed of trust has been executed and delivered by Tenant and shall furnish Landlord with the address to which said mortgagee or trustee desires copies of notices to be mailed, then the Landlord hereby agrees that it will thereafter mail to such mortgagee or trustee at the address so given a duplicate copy of any and all notices in writing which Landlord may from time to time give or serve upon the Tenant under and pursuant to the terms and provisions of this Lease.

Such mortgagee or trustee may, at its option, at any time before the rights of Tenant shall have been forfeited to the Landlord as herein provided, pay any of the rents due hereunder, or do any other act or thing required of or permitted to the Tenant by the terms of this Lease, to prevent the forfeiture or termination of this Lease, and all payments so made and all things so done and performed by or for any such mortgagee or trustee shall be as effective to prevent a forfeiture of the rights of the Tenant hereunder as the same would have been if done and performed by Tenant.

No such mortgagee or trustee of the rights and interest of the Tenant hereunder shall be or become liable to the Landlord as an assignee of this Lease or otherwise unless such mortgagee or trustee expressly assumes the liability of the Tenant and no assumption shall be inferred from or shall be the result of foreclosure or other appropriate proceedings in the nature thereof or shall be the result of any other action or remedy provided for by such mortgage or deed of trust.

43. TENANT'S SIGNS. Tenant, at its sole cost and expense, may fabricate, install and maintain the following (collectively, "Tenant's Signs"), subject to Tenant's receipt of any required local governmental approvals: (i) Tenant's standard fascia signage on the Premises, (ii) a logo and gasoline pricing sign at a mutually acceptable location as shown on the Site Plan, (iii) promotional banners and awnings in and around the Premises in connection with Tenant's grand opening programs during the first twelve (12) months of the Term, and (iv) logo and gasoline pricing signage on the multi-tenant sign for the Development. Landlord acknowledges that it is familiar with Tenant's retail operations and agrees that Tenant may install signage consistent with its then-current trade dress and standards, as they may change from time to time. Landlord shall, as part of Landlord's Work and with reimbursement from Tenant pursuant to the Division of Work Responsibility Matrix attached as Schedule 1 to the Construction Addendum, construct a directional sign at the entrance to the Premises on Joel Blvd. in accordance with Tenant's plans and specifications (the "Directional Sign"). Landlord shall approve the diagrams for Tenant's Signs to be attached hereto as Exhibit E.

44. DELIVERIES. Within five (5) days following the date of this Lease (to the extent not provided prior to the date of this Lease), Landlord shall deliver to Tenant (i) all surveys pertaining to the Premises, (ii) all association requirements, declarations, covenants and/or rules (if any) governing the Premises, and (iii) the most current title commitments or binders pertaining to the Premises.

45. EXCLUSIVES. Landlord agrees that no tenant or occupant of the Adjacent Property shall park, place or operate a vehicle or business for any of the following, subject to the terms and conditions set forth herein:

(a) the operation of a retail store commonly known as a convenience store (such as, but not limited to, a 7-Eleven, Circle K, Cumberland Farms, RaceTrac, Wawa);
(b) the operation of a donut shop (such as Dunkin Donuts);
(c) the operation of a submarine sandwich shop (such as Subway);
(d) the operation of any business that offers for sale or rental in connection with all or any part of its operations any of the following items:
   (i) grocery items, including snacks, foods, and beverages commonly sold at a first class convenience store;
   (ii) cigarettes and tobacco products, including e-cigarettes and vaporizers, unless vended by machine;
   (iii) beer and wine for off premise consumption;
   (iv) health and beauty aids;
   (v) frozen or semi-frozen carbonated beverages;
   (vi) candy, unless gift boxed or sold in bulk;
   (vii) coffee or hot chocolate by the chip;
   (viii) newspapers, magazines, and paperback books;
   (ix) motor fuels and/or petroleum products; and/or
   (x) lottery and lotto tickets, money orders, phone cards, and/or gift/cash cards (other than gift cards for the particular business occupying the space).

The foregoing exclusives shall not apply to (i) any hotel occupying more than 10,000 square feet of contiguous space, or (ii) a sit-down restaurant with menus and waiter/waitress service, provided any such restaurant is not a quick-service or fast-food restaurant, a specialty coffee shop (such as, by way of example and not limitation, Starbucks), or a donut shop (such as, by way of example and not limitation, Dunkin' Donuts).

Landlord agrees to protect the exclusive rights of Tenant's and Tenant's franchisees to sell or rent the above listed items in any future sale or lease of all or any portion of the Adjacent Property. Landlord shall not enter into any lease for occupancy of the Adjacent Property that permits the sale or rental of the above listed items, and shall promptly, at its expense, take all appropriate legal action to stop any sales or rentals in violation of Tenant's exclusive rights. If any of the above covenants are found by court of competent jurisdiction to be unreasonable or unenforceable, then such covenants shall be limited only to the extent that such court determines are reasonable and enforceable. Landlord hereby grants Tenant the right to institute an action, including an action for damages or injunctive relief, against any tenant of the Adjacent Property which is operating in violation of the exclusives contained in this Article, provided however that Tenant does not, by virtue of obtaining such right, waive any rights it may have against Landlord as a result of any such violation.

46. <u>LANDLORD'S ACQUISITION OF THE PREMISES</u>. Landlord represents that it is currently under contract pursuant to a certain Purchase and Sale Agreement (the "<u>Purchase Contract</u>") with the current owner of the Premises (the "<u>Current Owner</u>", i.e. the seller under the Purchase Contract) to purchase fee title to the Development (which includes the Premises). In the event that Landlord is unable to acquire fee title to the Premises pursuant to the Purchase Contract solely as a result of the acts or omissions of the Current Owner within sixty (60) days after the later of (i) Landlord's receipt from Tenant of the Tenant Satisfaction Notice, or (ii) Landlord obtains the permits, licenses, and approvals and the rezoning of the Premises that Landlord is

responsible for under Article 23 above, then either Tenant or Landlord may terminate this Lease upon ten (10) days prior written notice to the other party; provided, however, if Landlord is required to initiate a legal action for specific performance against the Current Owner under the Purchase Contract to acquire title to the Premises, then Landlord may, upon written notice to Tenant, extend the time within which Landlord has to acquire title to the Premises by such additional period of time as is necessary to complete its legal action against the Current Owner and acquire title to the Premises not to exceed a total of ninety (90) days from the date of the Tenant Satisfaction Notice. In all events, Landlord shall use good faith, diligent efforts to acquire fee title to the Premises pursuant to the Purchase Contract, including, without limitation, enforcing its rights under the Purchase Contract and at law or in equity. Notwithstanding the foregoing, if either party elects to terminate this Lease pursuant to this Article 46 because Landlord was unable to acquire fee title to the Premises within the time period required herein, then as a condition to such termination, Landlord shall be required to reimburse Tenant for its reasonable cost and expenses incurred in performing its due diligence and attempting to satisfy the Initial Conditions Precedent, including, without limitation, the reasonable architectural, engineering and attorneys' fees incurred in preparing applications for permits and approvals in connection with the Initial Conditions Precedent.

47. RESTRICTIONS ON CONVEYANCE / ASSIGNMENT. Without Tenant's prior written consent, Landlord's title to or interest in the Premises or the Lease shall not be conveyed or assigned (except for collateral assignment in connection with the construction, or an assignment to any parent, subsidiary or other affiliate of Landlord, or except as may be required by Landlord's lender, if any) until Landlord has delivered the Premises to Tenant in the condition required under this Lease.

48. DELIVERY OF POSSESSION.

(a) Timeline for Delivery. Landlord shall complete Landlord's Work and deliver the Premises to Tenant in the condition required herein after obtaining a preliminary certificate of occupancy (or similar certificate, if offered by the municipality and so long as Tenant or Tenant's work is not delaying the issuance of a preliminary certificate of occupancy) (the date of such delivery, "Landlord's Delivery Date") on or before the date that is ninety (90) days following the later to occur of (i) Tenant's delivery of the Tenant Satisfaction Notice to Landlord as set forth in Article 23(b), or (ii) Landlord's purchase of fee title to the Premises, as such date may be extended for reasons of Force Majeure (the "Outside Delivery Date"). The remedies afforded Tenant upon Landlord's default in the performance of Landlord's covenants and agreements in this Article 48 shall supplement those remedies set forth in Article 19 above.

(b) Tenant Remedies.

1. Generally. If Landlord's Delivery Date has not occurred on or before the Outside Delivery Date, then Landlord agrees that rent first due and payable by Tenant to Landlord hereunder shall be abated by one day for every day of delay. In addition, if Landlord's Delivery Date has not occurred on or before ninety (90) days after the Outside Delivery Date, then in lieu of the rent abatement remedy as set forth above, Tenant shall have the right to terminate the Lease by providing written notice to Landlord and in accordance with paragraph 2 below.

2. Termination. If Tenant terminates this Lease pursuant to this Article 48, Landlord shall reimburse Tenant for all costs and expenses incurred by Tenant in connection with this Lease transaction including, without limitation, the following: (i) Tenant's negotiation of this Lease and related documents, and (ii) Tenant's satisfaction or waiver of the Conditions Precedent. Landlord shall reimburse Tenant such amounts within thirty (30) days following receipt of written notice(s) from Tenant to Landlord regarding such costs and expenses, together with reasonable supporting documentation. The payment obligations of Landlord in this paragraph shall survive the termination of this Lease.

49. CONFIDENTIAL INFORMATION. Landlord and Tenant each covenant to the other not to disclose to any third party any Confidential Information (as defined below) provided by a party hereto (the "Disclosing Party") to the other party hereto (the "Non-Disclosing Party") without the Disclosing Party's prior written consent; provided, however, Confidential Information from a Disclosing Party may be disclosed by the Non-Disclosing Party to its employees, partners, consultants and lenders who have a reasonable need for such Confidential Information, provided that such third parties agree to maintain the confidential nature of the information. "Confidential Information" includes this Lease and any and all information whether in oral, written or other form communicated by Tenant to Landlord relating to Tenant's proposed development of the Premises, including, but not limited to, architectural plans, specifications, site plans and drawings (regardless of whether or not such information is labeled "confidential"). The covenants provided in this Article 49 shall survive the expiration or earlier termination of this Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

EXECUTED BY TENANT this 24 day of October, 2016

7-ELEVEN, INC., a Texas corporation

Attest:

By: [signature]
Assistant Secretary
Robin D. Bryant

By: [signature]
Name: Jennifer Bridges
Vice President
(Seal)

EXECUTED BY LANDLORD this 14 day of October, 2016.

SERED JOEL LLC,
a Florida limited liability company

Attest:
By: [signature]

By: [signature]
Name: Christopher Kiritsis
Its: Managing Member
(Seal)

(x) Exhibit A: Legal Description of the Premises
(x) Exhibit B: Premises Site Plan
(x) Exhibit C: Legal Description of the Development
(x) Exhibit D: Mortgages
(x) Exhibit E: Diagrams of Tenant's Signs
(x) Construction Addendum

Exhibit A

Legal Description of the Premises

A portion of the following described property, which portion contains approximately .31 acres of land and is shown on Exhibit B to the Lease:

SECTION 34, TOWNSHIP 44 SOUTH, RANGE 27 EAST
LEE COUNTY, FLORIDA

(PARCEL "A" LOT 1)

A TRACT OR PARCEL OF LAND SITUATED IN THE STATE OF FLORIDA, COUNTY OF LEE, LYING IN SECTION 34, TOWNSHIP 44 SOUTH, RANGE 27 EAST, BEING FURTHER BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 34; THENCE N.00°06'48"W. ALONG THE WEST LINE OF SAID SECTION 34 FOR 1405.40 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF JOEL BOULEVARD (80' RIGHT-OF-WAY); THENCE N.88°58'52"E. ALONG SAID NORTHERLY RIGHT-OF-WAY LINE FOR 15.80 FEET TO THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 676.78 FEET; THENCE EASTERLY ALONG SAID CURVE AND SAID NORTHERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 02°53'54" FOR 34.23 FEET TO THE EAST RIGHT-OF-WAY LINE OF NORTH AVENUE (50' RIGHT-OF-WAY), THE **POINT OF BEGINNING** AND A POINT OF COMPOUND CURVE HAVING A RADIUS OF 676.78 FEET; THENCE EASTERLY ALONG SAID CURVE AND SAID NORTHERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 30°59'00" FOR 365.98 FEET; THENCE N.55°05'58"E. ALONG SAID NORTHERLY RIGHT-OF-WAY FOR 96.98 FEET TO AN INTERSECTION WITH A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 20.00 FEET AND TO WHICH POINT A RADIAL LINE BEARS S.75°45'48"E.; THENCE NORTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 49°08'14" FOR 17.15 FEET; THENCE N.34°54'02"W. FOR 44.02 FEET; THENCE S.55°05'58"W. FOR 118.00 FEET; THENCE N.34°54'02"W. FOR 160.00 FEET; THENCE N.55°05'58"E. FOR 110.00 FEET; THENCE N.63°16'27"W. FOR 218.49 FEET TO THE SOUTHEAST CORNER OF LOT 3, BLOCK 3, ADMIRAL LEHIGH ESTATES AS RECORDED IN PLAT BOOK 57 AT PAGES 27 THROUGH 28 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA; THENCE S.89°53'12"W. ALONG THE SOUTH LINE OF SAID LOT 3 FOR 100.00 FEET TO THE SOUTHWEST CORNER OF SAID LOT 3, SAID POINT BEING ON THE EAST RIGHT-OF-WAY LINE OF NORTH AVENUE; THENCE S.00°06'48"E. ALONG SAID EAST RIGHT-OF-WAY LINE FOR 452.80 FEET TO THE **POINT OF BEGINNING**.

ASSUMED NORTH BASED ON THE WEST LINE OF THE SECTION 34, TOWNSHIP 44 SOUTH, RANGE 27 EAST, LEE COUNTY, FLORIDA, AS BEARING N.00°06'48"W.

PARCEL CONTAINS 2.615 ACRES, MORE OR LESS.

SUBJECT TO EASEMENTS, RESTRICTIONS, RESERVATIONS AND RIGHTS-OF-WAY OF RECORD.

Exhibit B

Site Plan

[attached]

NB

6





SP-3

Retail @ Joel Blvd. & Bell Blvd.

Sered Joel LLC

CONCEPTUAL SITE PLAN

Cuhaci & Peterson
Architects Engineers Planners

1925 Prospect Ave.
Orlando, FL 32814

12110037.5/028785.2290

6 WD

Exhibit C

Legal Description of the Development

SECTION 34, TOWNSHIP 44 SOUTH, RANGE 27 EAST
LEE COUNTY, FLORIDA

(PARCEL "A" LOT 1)

A TRACT OR PARCEL OF LAND SITUATED IN THE STATE OF FLORIDA, COUNTY OF LEE, LYING IN SECTION 34, TOWNSHIP 44 SOUTH, RANGE 27 EAST, BEING FURTHER BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 34; THENCE N.00°06'48"W. ALONG THE WEST LINE OF SAID SECTION 34 FOR 1405.40 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF JOEL BOULEVARD (80' RIGHT-OF-WAY); THENCE N.88°58'52"E. ALONG SAID NORTHERLY RIGHT-OF-WAY LINE FOR 15.80 FEET TO THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 676.78 FEET; THENCE EASTERLY ALONG SAID CURVE AND SAID NORTHERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 02°53'54" FOR 34.23 FEET TO THE EAST RIGHT-OF-WAY LINE OF NORTH AVENUE (50' RIGHT-OF-WAY), THE **POINT OF BEGINNING** AND A POINT OF COMPOUND CURVE HAVING A RADIUS OF 676.78 FEET; THENCE EASTERLY ALONG SAID CURVE AND SAID NORTHERLY RIGHT-OF-WAY LINE THROUGH A CENTRAL ANGLE OF 30°59'00" FOR 365.98 FEET; THENCE N.55°05'58"E. ALONG SAID NORTHERLY RIGHT-OF-WAY FOR 96.98 FEET TO AN INTERSECTION WITH A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 20.00 FEET AND TO WHICH POINT A RADIAL LINE BEARS S.75°45'48"E.; THENCE NORTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 49°08'14" FOR 17.15 FEET; THENCE N.34°54'02"W. FOR 44.02 FEET; THENCE S.55°05'58"W. FOR 118.00 FEET; THENCE N.34°54'02"W. FOR 160.00 FEET; THENCE N.55°05'58"E. FOR 110.00 FEET; THENCE N.63°16'27"W. FOR 218.49 FEET TO THE SOUTHEAST CORNER OF LOT 3, BLOCK 3, ADMIRAL LEHIGH ESTATES AS RECORDED IN PLAT BOOK 57 AT PAGES 27 THROUGH 28 OF THE PUBLIC RECORDS OF LEE COUNTY, FLORIDA; THENCE S.89°53'12"W. ALONG THE SOUTH LINE OF SAID LOT 3 FOR 100.00 FEET TO THE SOUTHWEST CORNER OF SAID LOT 3, SAID POINT BEING ON THE EAST RIGHT-OF-WAY LINE OF NORTH AVENUE; THENCE S.00°06'48"E. ALONG SAID EAST RIGHT-OF-WAY LINE FOR 452.80 FEET TO THE **POINT OF BEGINNING**.

ASSUMED NORTH BASED ON THE WEST LINE OF THE SECTION 34, TOWNSHIP 44 SOUTH, RANGE 27 EAST, LEE COUNTY, FLORIDA, AS BEARING N.00°06'48"W.

PARCEL CONTAINS 2.615 ACRES, MORE OR LESS.

SUBJECT TO EASEMENTS, RESTRICTIONS, RESERVATIONS AND RIGHTS-OF-WAY OF RECORD.

Exhibit D

Mortgages

None.

<u>Exhibit E</u>

Diagrams of Tenant's Signs

[8 pages attached]


N
W
E
S

harbinger
sign of the future

12110037_5/0287852290



TWO (2) SETS OF [illegible] INTERNALLY ILLUMINATED WALL SIGNS [illegible]

ELECTRICAL NOTE: [illegible]

1 Front Elevation - [illegible]

Display Square Footage (Cabinets): [illegible]



TWO (2) SETS OF [illegible] INTERNALLY ILLUMINATED WALL SIGNS [illegible]

ELECTRICAL NOTE: [illegible]

ALL SIGNAGE WILL BE [illegible]

2 Front Elevation - [illegible]

Display Square Footage (Cabinets): [illegible]



4 Side Mounting Detail - [illegible]

NTS

harbinger

sign of the future

32110037.5/028785.2290


ATM Inside



WINDOW VINYL GRAPHICS

harbinger
sign of the future

12110037.5/00287852290

Square Footage Calculations	
Allowed	142.0 sqft
Proposed	117.9 sqft



7 Southeast Elevation Photo Overlay - Signs A1, B, C

Square Footage Calculations	
Allowed	148.0 sqft
Proposed	117.9 sqft



4 Northwest Elevation Photo Overlay - Sign A1

harbinger
signs of the future


Square footage Calculations
Allowed
Proposed
9 Northeast Elevation Photo Overlay - Sign A3
1/8"=1'-0"
Square footage Calculations
Allowed
Proposed
10 Southwest Elevation Photo Overlay - Sign A2
1/8"=1'-0"
harbinger
sign of the future
NET

NOTE: DEDICATED 20 AMP CIRCUIT REQUIRED FOR LED GAS PRICE CABINET, MUST BE PROVIDED BY CUSTO



Mobil
7
ELEVEN
Regular
Diesel

PAINT SPECS: MOBIL PEGGSHELL WHITE

PROPOSED W/ STANDARD 8" DIGIT PRICE VISION RED & GREEN LED MODULES.

PAINT SPECS: PMS 293 MOBIL BLUE, MOBIL PEGGSHELL WHITE



Mobil
7
ELEVEN

harbinger
sign of the future

12110037.5/028785.2290


ELEVEN

MANUFACTURE & SHIP ONE (1) MM OF INTERNALLY ILLUMINATED "MAIN ID" SIGN CABINET. 3/16" THICK PAN FORMED & EMBOSSED WHITE POLYCARBONATE FACES W/ TRANSLUCENT VINYL GRAPHICS APPLIED FIRST SURFACE. 8" DEEP EXTRUDED ALUM. CABINET W/ 2" INSET HINGED RETAINERS TO BE PAINTED DURANODIC BRONZE. CABINET TO BE INTERNALLY ILLUMINATED W/ WHITE LEDS. 2" INSET RETAINERS TO BE HINGED ON ONE SIDE OF CABINET.

VINYL SPECS:
3M 3630-44 ORANGE
3M 3630-33 RED
3M 3630-26 GREEN
PAINT SPECS:
DURANODIC BRONZE

NOTE: MONUMENT BASE TO BE PROVIDED BY INSTALLER.

7-ELEVEN LOGO DIMENSIONS

Square Footage Calculations	
Allowed	24.0 sqft
Proposed	17.2 sqft

Display Square Footage (Cabinet): 17.3


Mobil
Mobil
harbinger
sign of the future

CONSTRUCTION ADDENDUM

As a condition to Tenant's obligations under this Lease, Landlord shall complete the work described in this Construction Addendum and listed on Schedule 1 attached hereto and incorporated herein (collectively, "Landlord's Work") to Tenant's reasonable satisfaction on or before the Outside Delivery Date. Landlord's Work shall also include completion of the Detention Pond in accordance with the Lease. Landlord hereby acknowledges and agrees that it shall perform all of Landlord's Work in accordance with such plans and specifications agreed to by the parties.

(a) Landlord shall notify Tenant of any proposed conditions which may be placed upon any future approvals or permits and shall obtain Tenant's consent to such conditions prior to accepting same. All work conducted by Landlord at the Premises, including without limitation, Landlord's Work, shall comply with all applicable legal requirements, including all federal, state, county and municipal building codes or requirements and any conditions or requirements which may be placed upon the approvals or permits and shall be performed in a good and workmanlike manner, free and clear of all mechanics' and materialmen's liens. Without limitation, Landlord represents and warrants that, at Landlord's expense, the Premises has been (or will be, prior to the completion of Landlord's Work) inspected by a Certified Access Specialist (CAS), and that, at Landlord's expense, the Premises will (upon completion of Landlord's Work) meet all applicable construction related accessibility standards for the disabled as specified. Landlord and Tenant shall evidence their approval of the final plans and specifications for Landlord's Work by affixing their initials and the date thereof on the top sheet of each set of such plans and specifications, provided that Tenant's approval shall not affect Landlord's obligation to comply with all applicable legal requirements.

(b) Landlord shall furnish, as part of and prior to completion of, Landlord's Work, lien waivers in statutory format from all contractors, subcontractors, materialmen, service providers, and others furnishing work or services to the Premises with respect to Landlord's Work.

(c) Should Landlord fail to complete Landlord's Work in accordance with the terms of this Construction Addendum and otherwise in accordance with the terms of this Lease on or before the Outside Delivery Date, Tenant may (i) upon ten (10) days' written notice to Landlord, assume completion of the Landlord's Work, as Landlord's agent (though Tenant shall be under no obligation to do so) and set off the cost against rental and other amounts owed hereunder until recouped in full, (ii) enforce specific performance of Landlord's covenants and agreements hereunder, (iii) exercise any other rights or remedies under this Lease or otherwise (including, without limitation, those remedies set forth in this Construction Addendum) or (iv) pursue any other available legal or equitable remedies. In addition, if Landlord fails to deliver the Premises as required by ninety (90) days after the Outside Delivery Date, Tenant may terminate this Lease by written notice to Landlord at any time thereafter, and in the event that Tenant terminates this Lease, Landlord shall, within thirty (30) days of receipt of Tenant's termination notice, reimburse Tenant for all hard and soft costs actually incurred in connection with this Lease and the Premises including, without limitation, all costs associated with

preparation of architectural and engineering plans, reports and studies and all reasonable legal fees. Should Landlord fail to complete Landlord's Work in accordance with the terms of this Construction Addendum and otherwise in accordance with the terms of this Lease on or before the Outside Delivery Date, Landlord hereby appoints Tenant as Landlord's agent for the purpose of obtaining and/or modifying permits and approvals related to Landlord's Work and in connection with any self-help remedy exercised by Tenant (at Tenant's sole election).

(d) In the event that Tenant shall not elect to terminate this Lease, Tenant shall receive one (1) day of free rent upon Term commencement for each day after the Outside Delivery Date that Landlord has failed to complete Landlord's Work in accordance with the terms of this Construction Addendum and otherwise in accordance with the terms of this Lease.

(e) Landlord represents and warrants that the Building shall be structurally sound upon Landlord's delivery of the Premises to Tenant. Landlord guarantees and warrants that all of Landlord's Work shall be completed in a good and workmanlike manner, in compliance with all laws and regulations, in accordance with Schedule 1 attached hereto, and free from defects. If any part of Landlord's Work shall not comply with the foregoing guarantee and warranty, then Tenant may notify Landlord of such defect or failure and Landlord, at Landlord's sole cost and expense, shall promptly cause such defects and failures to be corrected (except for damage or defect caused by the gross negligence or willful misconduct of Tenant or normal wear and tear under normal usage).

(f) Landlord is responsible at its sole expense for any and all structural enhancements or upgrades needed to accommodate the placement of Tenant's HVAC and/or "flex-pack" and related equipment.

(g) Landlord hereby assigns to Tenant all assignable warranties and guarantees received in connection with alteration and construction of the Improvements and Landlord shall use its best efforts to enforce any nonassignable warranties and guarantees for the benefit of Tenant at Tenant's request.

SCHEDULE 1 TO CONSTRUCTION ADDENDUM

Division of Work Responsibility Matrix

[3 pages attached]

Division of Work Developer GC - *GU w Fuel*	Furnish: Developer's G.C.	Furnish: SD	Furnish: [illegible]	Furnish: [illegible]	Furnish: [illegible]	Furnish: N/A	Install: Developer's G.C.	Install: [illegible]	Install: [illegible]	Install: N/A			Remarks:
Division 1													
Design Fees	•						•						Review Real Estate documents for responsibility
Impact Fees	•						•						
Blueprints	•						•						
Construction Fencing, Barricades	•						•						
Construction Office Trailer	•						•						
[illegible]	•			•			•		•				[illegible] responsible for any required permits to perform [illegible]
[illegible] & Disposal	•						•						[illegible]
Equipment Rental	•						•						
Final Cleaning	•			•			•		•				[illegible]
General Labor	•						•						
[illegible] & Materials Testing	•						•						
Portable Toilet	•						•						
Soil Testing	•						•						
Temp Utilities	•						•						
Insurance including Builders Risk	•						•						
Division 2													
Demolition of Existing Structures on Site	•						•						
[illegible]	•						•						
[illegible]	•	•					•	•					SD to reimburse developer for [illegible]
Clear / Grub Site	•						•						
Rough Grading Cut & Removal	•						•						
Fine Grading	•	•					•	•					SD to reimburse developer for finish grade at [illegible] pad and canopy
Import Fill/Export	•						•						
Structural Fill	•						•						Excludes tank [illegible]
Erosion Control & SWPPP	•						•						
Termite Treatment	•						•						
Environmental Consulting & Testing	•						•						
Electrical Service	•						•						
Gas Service Connection	•						•						
Sanitary Sewer Service	•						•						
Storm Drain, Area Drains	•						•						
Water Service	•						•						
Telephone and Cable Service	•						•						
Fire Sprinkler Service						•				•			
Fire Hydrants	•						•						
Utility Pole Relocation	•						•						
Concrete Curbing	•						•						
Concrete Drive Aprons	•						•						
Concrete Dumpster & Equipment Pad	•						•						
Dumpster Screen Wall [illegible] Footings	•						•						
Flumes & Sidewalks	•						•						
Handicap Ramps	•						•						
[illegible] Signage [illegible]	•						•						
Light Pole Foundations	•						•						
Pylon / Monument Sign Footings / Base				•			•						SD to reimburse developer
Concrete Paving	•						•						
Asphalt Paving	•						•				$	50,000.00	SD to reimburse developer
Wheel Stops	•						•						
Lot Striping	•						•						
[illegible]	•						•						
Perennials, Shrubs, & Groundcover	•						•						
Sub Grade Prep & Top Soil	•						•						
Site Irrigation System	•						•						
Division 3													
Building Foundation	•						•				$	16,000.00	
Building Column Footings	•						•				$	26,000.00	
Building Slab on Grade		•						•					SD to reimburse developer
Saw Cut/Patch Slab		•						•					SD to reimburse developer
Division 4													
Concrete Masonry Units w/ Mortar	•						•						If required
Vertical & Horizontal Reinforcement	•						•						
HVAC Enclosure	•						•						If required
Masonry / Veneer / Exterior Finish	•						•						Contact national vendor for select pricing
Division 5													
Structural Steel & Misc Metals including Roof Framing & Metal Deck	•						•						If required
Metal Studs - Exterior	•						•						If required
Metal Studs - Interior	•						•						
Dumpster & HVAC Enclosure Metal Gate	•						•						Contact national vendor for select pricing
Roof Ladder	•						•						
Division 6													
Rough Carpentry (incl. wood & hardware) including Skylights & Roof Curbs	•						•						
Plywood Back Panel		•						•					
Division 7													
R.T.U. Curbing	•						•						
Skylights			•				•						
Membrane Roofing & Accessories	•						•						Contact national vendor for select pricing
Roof Hatch & Roof Hatch [illegible]	•						•						
Pre-Finished Metal Flashing & Brake Metal	•						•						
Misc. Sheet Metal & Flashing including Scuppers & Downspouts	•						•						
Aluminum Soffit	•						•						
Caulking	•	•					•						[illegible] to reimburse developer for interior and [illegible]
Rigid Insulation		•					•						SD to reimburse developer
Batt Insulation		•					•						SD to reimburse developer

Division of Work Developer GC - *GU w Fuel*	Furnish: Developer's G.C.	Furnish: GU	Furnish: Vendor/Source	Furnish: GU/Vendor	Furnish: Existing	Furnish: N/A	Install: Developer's G.C.	Install: GU Contractors	Install: GU/Vendor	Install: N/A		Remarks:
[illegible] Canopy	•						•					
Division 8												
Exterior Doors / Frames / Hardware	•						•					
Interior Doors / Frames / Hardware		•					•					GU to reimburse developer
[illegible] Access Panel	•						•					
Storefront System including Glazing	•						•				$ 22,306.20	Contact [illegible] vendor for select pricing
[illegible] Frames & [illegible] Window Film			•				•					GU to reimburse developer
Storefront Window Graphics			•				•					GU to reimburse developer
Division 9												
[illegible] Wall Panels & Trim		•					•					GU to reimburse developer
Acoustical Ceiling Tile & Grid		•					•					GU to reimburse developer
Cove Base - Tile		•					•					GU to reimburse developer
Floor Tile - Ceramic		•					•					GU to reimburse developer
Wall Tile - Ceramic		•					•					GU to reimburse developer
FRP Panels & Trim		•					•					GU to reimburse developer
Corner Guards		•					•					GU to reimburse developer
Drywall		•					•					GU to reimburse developer
Concrete Sealers		•					•					GU to reimburse developer
Cove Base - Rubber		•					•					GU to reimburse developer
V.C.T.		•					•					GU to reimburse developer
Painting		•					•					GU to reimburse developer
Division 10												
[illegible]		•					•					GU to reimburse developer
Fire Extinguishers		•					•					GU to reimburse developer
Ladder & Hand Truck		•					•					GU to reimburse developer for (1) [illegible] Hand truck(s) [illegible] Ladder (1) 6' Step Ladder
[illegible]		•					•					GU to reimburse Developer for [illegible]
[illegible] Paper / Window Coverings		•					•					Installed at Time of Closing
[illegible]		•					•					
[illegible] (2 Required)		•						•				
[illegible]			•				•					
Coat Hooks		•					•					GU to reimburse developer
Toilet Accessories (Soap, Toilet Paper, etc.)				•			•		•			GC will contact [illegible] and supervise them for the installation of restroom supplies paid for by [illegible]
Baby Changing Station - Mens / [illegible] Room		•						•				GU to reimburse developer
Restroom Hand Dryers		•						•				GU to reimburse developer
Storefront [illegible]			•					•				
Division 11												
[illegible]			•				•					GU to reimburse developer
Condiment - [illegible] Equipment						•				•		GU to reimburse developer if required
Condiment - [illegible]						•				•		GU to reimburse developer if required
Condiment - [illegible]						•				•		GU to reimburse developer if required
Condiment - Sandwich Case						•				•		GU to reimburse developer if required
Condiment - Dairy Case						•				•		GU to reimburse developer if required
Condiment - [illegible]						•				•		GU to reimburse developer if required
[illegible] Equipment & Refrigeration [illegible]			•				•					GU to reimburse developer
[illegible] Walk-in Cooler & Refrigeration [illegible]			•				•					GU to reimburse developer
All other Refrigeration Equipment [illegible]			•				•					GU to reimburse developer
Vault Panels			•				•					GU to reimburse developer
Vault Evaporators			•				•					GU to reimburse developer
Open Air Sandwich Case			•				•					GU to reimburse developer
Open Air Dairy Case						•				•		GU to reimburse developer if required
Reach-in [illegible] Case						•				•		GU to reimburse developer if required
Novelty Case			•				•					GU to reimburse developer
Beverage Equipment incl. [illegible]			•				•					GU to reimburse developer
Cabinetry / Counters			•				•					GU to reimburse developer
Coffee / Cappuccino Equipment & Accessories			•				•					GU to reimburse developer
[illegible] Display - Set up			•				•					GU to reimburse developer
Foodservice Station / Hot Food Equipment			•				•					GU to reimburse developer
PIS System - (POS system)		•		•				•	•			Developer GC to coordinate with GU/vendor
[illegible] Shelving			•				•					GU to reimburse developer
POP (Merchandising)				•			•					GU to reimburse developer
Hot Foods and Coffee [illegible]			•				•					GU to reimburse developer
Back Room / Office Shelving			•				•					GU to reimburse developer
Vault Shelving			•				•					GU to reimburse developer
Lottery		•		•				•	•			Developer GC to coordinate with GU/vendor
ATM		•		•				•	•			Developer GC to coordinate with GU/vendor
Division 13												
All Signage Approvals		•						•				
Payment of All Signage Permits				•					•			
Pylon/Monument Sign - [illegible]		•	•	•				•	•			Developer GC to coordinate with GU/vendor
Building Signs - [illegible]		•	•	•				•	•			Developer GC to coordinate with GU/vendor
Gas Canopy Logo Signage			•	•				•	•			
Division 15												
HVAC Units w/ Accessories			•				•					GU to reimburse developer for install
HVAC Refrigerant Linesets (used w/ split system design)						•				•		
Duct		•					•					GU to reimburse developer
[illegible] Diffusers and Registers including Toilet Exhaust Fans		•					•					GU to reimburse developer
[illegible] Mechanical Louvers		•					•					GU to reimburse developer
[illegible] Mechanical Work & Roof Penetrations		•					•					GU to reimburse developer
HVAC Commissioning/TSB Report		•					•					GU to reimburse developer
[illegible]		•					•					GU to reimburse developer
[illegible]		•					•					GU to reimburse developer
[illegible]		•					•					GU to reimburse developer
Pumps for Plumbing Fixtures		•					•					GU to reimburse developer
Plumbing Rough-in Piping		•					•					GU to reimburse developer

Division of Work Developer GC - *GU w Fuel*	Furnish						Install				Remarks:
	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
[illegible]		•					•				SEI to reimburse developer
[illegible]						•				•	
[illegible]		•					•				SEI to reimburse developer for install if required
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer if required
[illegible]			•					•			
[illegible]		•					•				[illegible]
[illegible]						•				•	
Division 16											
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]	•						•				
[illegible]		•					•				SEI to reimburse developer
[illegible]						•				•	
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]	•						•				
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]	•						•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]	•						•				
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
Energy Management (EMS)			•						•		
Low Voltage		•		•				•	•		Developer GC to coordinate with vendor
[illegible]		•		•				•	•		Developer GC to coordinate with vendor
IT Connection		•		•				•	•		Developer GC to coordinate with vendor
[illegible]		•		•				•	•		Developer GC to coordinate with vendor
[illegible]						•				•	
Fuel & Canopy											
[illegible]						•				•	
[illegible]						•				•	
[illegible]						•				•	
[illegible]			•					•			
[illegible]		•					•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]			•				•				SEI to reimburse developer
[illegible]		•					•				SEI to reimburse developer
[illegible]			•				•				SEI to reimburse developer
[illegible]						•		•	•		Developer GC to coordinate with SEI vendor
[illegible]		•					•				
[illegible]		•					•				
[illegible] - Tank Pad		•					•				SEI to reimburse developer
[illegible]			•				•				SEI to reimburse developer for install
[illegible]		•					•				SEI to reimburse developer
[illegible]			•				•				[illegible] SEI to reimburse developer for install
[illegible]		•					•				SEI to reimburse developer
[illegible]				•			•				[illegible] by Developer GC
Canopy				•					•		[illegible] SEI to reimburse developer
Canopy Lights - LED		•		•			•				[illegible] SEI to reimburse developer
[illegible]		•						•			Canopy Mfg. to Supply Anchor Bolts and Templates. SEI to reimburse developer
[illegible]			•				•				SEI to reimburse developer
[illegible]				•					•		
[illegible]			•					•			

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